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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  September 11, 1997
                                                  ------------------


                         DEGEORGE FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)



Delaware                                0-20832                       41-1625724
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(State or other jurisdiction          (Commission                  (IRS Employer
of incorporation)                     File Number)           Identification No.)



99 Realty Drive, Cheshire, Connecticut                                     06410
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(Address of principal executive offices)                              (Zip Code)



                                 (203) 699-3400
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              (Registrant's telephone number, including area code)




                                Page 1 of 9 pages

                           Exhibit Index is on page 7

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                         DEGEORGE FINANCIAL CORPORATION

                                INDEX TO FORM 8-K


INFORMATION                                                             PAGE NO.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT                    3

ITEM 5.   OTHER EVENTS                                                     4

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS                                5

          Index to Exhibits                                                7


                                        2

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                         DEGEORGE FINANCIAL CORPORATION


ITEM 4--CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT:

Effective September 12, 1997, the Company has retained McGladrey & Pullen, LLP as its independent certified public accounting firm.


                                        3

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ITEM 5--OTHER EVENTS:

BUY-OUT PROPOSAL

On September 12, 1997, the Company received a proposal from the Company's chairman to take the Company private in a negotiated business combination. Under the buy-out proposal, a new company will be formed by the Company's chairman and possibly certain other persons to acquire all outstanding common stock of the Company, other than shares owned by members of the buy-out group, at a cash price of $1.30 per share.


NASDAQ LISTING

By letter dated September 11, 1997, The Nasdaq Stock Market, Inc. ("Nasdaq") notified the Company that, based upon the Company's Form 10-Q report for the quarter ended June 30, 1997, Nasdaq intended to review the Company's eligibility for continued listing in light of Nasdaq's minimum net tangible assets requirement.


                                        4

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ITEM 7--FINANCIAL STATEMENTS AND EXHIBITS:

     (c)  Exhibits:

     1.   Press Release of DeGeorge Financial Corporation dated September 15,
          1997.

     2.   Press Release of DeGeorge Financial Corporation dated September 17,
          1997.


                                        5

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   DEGEORGE FINANCIAL CORPORATION
                                   (Registrant)


Dated: September 19, 1997

                                   By:  /s/ SALVATORE A. BUCCI
                                        -----------------------------
                                        Salvatore A. Bucci
                                        Senior Vice President and
                                         Chief Financial Officer


                                        6

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                                INDEX TO EXHIBITS


Exhibit                       Description                               Page No.
-------                       -----------                               --------

1.   Press Release of DeGeorge Financial Corporation dated
     September 15, 1997.                                                   8

2.   Press Release of DeGeorge Financial Corporation dated
     September 17, 1997.                                                   9


                                        7